Exhibit 99.1

Listed on the New York Stock Exchange (CLP)     NEWS RELEASE

Colonial Properties Trust Sells Metropolitan Midtown for $94 Million

Adjusts Reported Fourth Quarter 2012 Earnings for Subsequent Jury Verdict

BIRMINGHAM, Ala., February 7, 2013 - Colonial Properties Trust (NYSE: CLP), today announced the sale of Metropolitan Midtown, its mixed-use project located in Charlotte, North Carolina, for $94.4 million in cash. Colonial Properties Trust (the Company) also announced it has adjusted its previously announced results for the fourth quarter and year ended December 31, 2012, due to a jury verdict in the previously disclosed Colonial Grand at Traditions litigation in the Circuit Court of Baldwin County, Alabama.

Metropolitan Midtown Disposition

Opened in 2008, Metropolitan Midtown comprises 170,000 square feet of office space and 172,000 square feet of retail space, and was 93.5 percent occupied at December 31, 2012. The sales proceeds will be used to fund the multifamily development pipeline and improve the Company's balance sheet. With the closing of Metropolitan Midtown, the Company's goal of having at least 90 percent of its total net operating income generated from its multifamily properties has been achieved.

Colonial Grand at Traditions Litigation

As previously reported, in December 2010, SM Traditions Associates, LLC, a member in TA Colonial Traditions, LLC, the joint venture entity, filed claims against Colonial Realty Limited Partnership, Colonial Properties Trust, Colonial Properties Services, Inc. and Colonial Construction Services, LLC (collectively, the Company) relating to the Company's oversight and involvement in the development and construction of the Colonial Grand at Traditions, a multifamily apartment community, including breach of management and development agreements, material misrepresentations, fraudulent concealment and breach of fiduciary duties.  Also, as previously reported, the Company purchased the note, evidencing the construction loan made to TA Traditions, LLC.

On February 1, 2013, a Baldwin County, Alabama jury awarded SM Traditions Associates, LLC $6.7 million in compensatory damages and $6.0 million in punitive damages for a total of $12.7 million.  The jury also returned verdicts in favor of SM Traditions Associates, LLC and TA Colonial Traditions, LLC with respect to the Company's counter-claims.

The Company believes the verdicts should be vacated or a new trial ordered, and intends to pursue all available post-trial remedies.  However, the Company cannot give any assurance as to the outcome of these efforts.

As a result of the jury verdict, the Company has recorded an increase to its loss contingency reserve of $12.7 million in the fourth quarter of 2012, which is reflected in Impairment and Other Losses.  The Company has adjusted its net income available to common shareholders and earnings per share (EPS) and Funds from Operations Available to Common Shareholders and Unitholders (FFO) and FFO per share for the quarter and year ended December 31, 2012, which was previously reported by the Company on January 24, 2013. The Company's adjusted financial statements for the quarter and year ended December 31, 2012 are attached to this press release.

After giving effect to the increase in contingency reserves resulting from the jury verdict, the Company's revised reported net income available to common shareholders and EPS for the fourth quarter 2012 is $4.2 million and $0.05 per diluted share, respectively (revised from $16.0 million or $0.18 per diluted share). For the year ended December 31, 2012, the Company's revised reported net income available to common shareholders and EPS is $8.2 million and $0.09 per diluted share, respectively (revised from $19.9 million or $0.22 per diluted share).

The revised reported FFO, a widely accepted measure of REIT performance, for the fourth quarter 2012 is $5.4 million or $0.06 per diluted share (revised from $18.1 million or $0.19 per diluted share). The revised reported FFO for the year ended December 31, 2012 is $92.5 million or $0.98 per diluted share (revised from $105.1 million or $1.11 per diluted share).

The jury verdict and revised reported results do not impact any of the Company's covenants under its credit facilities.

A reconciliation of net income/loss available to common shareholders to FFO is included in the financial tables accompanying this press release.

The Company has filed a Form 8-K/A with the Securities and Exchange Commission that contains the Company's adjusted financial statements for the quarter and year ended December 31, 2012, which is also attached to this press release. A copy of this Form 8-K/A and a revised Supplemental Financial Highlights for the quarter and year ended December 31, 2012 can also be found on the Company's website at www.colonialprop.com.

Colonial Properties Trust is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily portfolio and the management and development of select commercial assets in the Sunbelt region of the United States. As of December 31, 2012, the Company owned, had partial ownership in or managed 34,497 apartment units and 2.5 million square feet of commercial space. Headquartered in Birmingham, Alabama, Colonial Properties is listed on the New York Stock Exchange under the symbol CLP and is included in the S&P SmallCap 600 Index. For more information, please visit the Company's website at www.colonialprop.com.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures in this press release. The non-GAAP financial measures include FFO. The definition of this non-GAAP financial measure is summarized below. The Company believes that this measure is helpful to investors in measuring financial performance and comparing such performance to other REITs.

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before non-controlling interest (determined in accordance with GAAP), excluding gains (losses) from sales of depreciated property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized measure in the Company's industry and is presented to assist investors in analyzing the Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and amortization, gains (or losses) from sales of properties and impairment write-downs of depreciable real estate (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company believes that the line on its consolidated statements of income entitled “net income available to common shareholders” is the most directly comparable GAAP measure to FFO.

Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, is fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. In addition to company management evaluating the operating performance of its reportable segments based on FFO results, management uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to key employees.

The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO should not be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity, nor is it indicative of sufficient cash flow to fund all of the Company's needs, including the Company's ability to make distributions.

Safe Harbor Statement

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release, including statements regarding pending litigation matters, operating performance outlook and other business fundamentals may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, changes in national, regional and local economic conditions, which may be negatively impacted by concerns about inflation, deflation, government deficits (including the European sovereign debt crisis), high unemployment rates, decreased consumer confidence and liquidity concerns, particularly in markets in which we have a high concentration of properties; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on favorable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate disposition and the resulting gains/losses associated with such dispositions; legislative or regulatory decisions; the Company's ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the Company assumes no responsibility to update the information in this press release.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

CONTACT:     Colonial Properties Trust
Jerry A. Brewer, Executive Vice President, Finance, 1-800-645-3917

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2012

BALANCE SHEET
($ in 000s)	As of	As of
	12/31/2012	12/31/2011
ASSETS
Real Estate Assets
Operating Properties	$3,489,324	$3,445,455
Undeveloped Land & Construction in Progress	296,153	306,826
Total Real Estate, before Depreciation	3,785,477	3,752,281

Less: Accumulated Depreciation	(804,964)	(731,894)
Real Estate Assets Held for Sale, net	93,450	10,543

Net Real Estate Assets	3,073,963	3,030,930

Cash and Equivalents	11,674	6,452
Restricted Cash	38,128	43,489
Accounts Receivable, net	23,977	26,762
Notes Receivable	42,399	43,787
Prepaid Expenses	19,460	19,912
Deferred Debt and Lease Costs	23,938	22,408
Investment in Unconsolidated Subsidiaries	7,777	12,303
Other Assets	44,892	52,562
Total Assets	$3,286,208	$3,258,605

LIABILITIES
Unsecured Credit Facility	$188,631	$184,000
Notes and Mortgages Payable	1,643,361	1,575,727
Total Debt	1,831,992	1,759,727
Accounts Payable	53,545	50,266
Accrued Interest	10,209	11,923
Accrued Expenses	41,652	15,731
Investment in Unconsolidated Subsidiaries	—	31,577
Other Liabilities	36,751	25,208
Total Liabilities	1,974,149	1,894,432

Redeemable Common Units	162,056	159,582

EQUITY
Limited Partner's Noncontrolling Interest	695	728

Cumulative Earnings	1,276,118	1,267,958
Cumulative Distributions	(1,926,167)	(1,862,838)
Common Equity, including Additional Paid-in Capital	1,974,532	1,965,812
Treasury Shares, at Cost	(150,163)	(150,163)
Accumulated Other Comprehensive Loss	(25,012)	(16,906)
Total Equity, including Noncontrolling Interest	1,150,003	1,204,591

Total Liabilities and Equity	$3,286,208	$3,258,605

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	12/31/2012	12/31/2011
Basic
Shares	88,212	87,474
Operating Partnership Units (OP Units)	7,153	7,169
Total Shares & OP Units	95,365	94,643

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2012

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended		Twelve Months Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Revenues
Minimum Rent	$83,061	$75,964	$320,489	$287,667
Tenant Recoveries	2,252	2,430	9,574	9,329
Other Property Related Revenue	16,076	12,829	57,769	48,346
Other Non-Property Related Revenue	1,622	2,097	5,712	8,047
Total Revenues	103,011	93,320	393,544	353,389
Operating Expenses
Operating Expenses:
Property Operating Expense	27,766	24,950	107,657	98,108
Taxes, Licenses and Insurance	11,740	10,410	44,413	40,039
Total Property Operating Expenses	39,506	35,360	152,070	138,147
Property Management Expense	3,773	2,187	12,858	9,185
General and Administrative Expense	5,507	4,844	22,615	20,439
Management Fees and Other Expenses	1,092	2,386	6,298	8,067
Restructuring Charges	1,848	153	1,848	153
Investment and Development Expenses (1)	653	344	1,285	1,781
Depreciation	32,259	29,085	120,993	113,475
Amortization	1,425	1,804	6,122	7,446
Impairment and Other Losses (2)	21,321	3,392	26,013	5,736
Total Operating Expenses	107,384	79,555	350,102	304,429
Income from Operations	(4,373)	13,765	43,442	48,960

Other Income (Expense)
Interest Expense	(22,718)	(22,991)	(92,085)	(86,573)
Debt Cost Amortization	(1,412)	(1,252)	(5,697)	(4,767)
Interest Income	493	276	2,569	1,521
Income from Partially-Owned Investments	10,358	18,588	31,862	17,497
(Loss) Gain on Sale of Property (3)	(4,212)	96	(4,306)	115
Income Tax and Other	(218)	(132)	(907)	(872)
Total Other Income (Expense)	(17,709)	(5,415)	(68,564)	(73,079)
(Loss) Income from Continuing Operations	(22,082)	8,350	(25,122)	(24,119)

Discontinued Operations
Income from Discontinued Operations	3,900	1,121	11,258	6,565
Gain on Disposal of Discontinued Operations	22,743	58	22,729	23,733
Net Income from Discontinued Operations	26,643	1,179	33,987	30,298
Net Income	4,561	9,529	8,865	6,179

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(14)	(6)	(43)	(53)
Noncontrolling Interest in CRLP - Preferred	—	(867)	—	(3,586)
Noncontrolling Interest in CRLP - Common	1,658	(658)	1,893	2,094
Discontinued Operations
Noncontrolling Interest in CRLP - Common	(1,998)	(90)	(2,555)	(2,387)
Income Attributable to Noncontrolling Interest	(354)	(1,621)	(705)	(3,932)

Net Income Attributable to Parent Company	4,207	7,908	8,160	2,247

Preferred Unit Repurchase Gains	—	2,500	—	2,500
Preferred Share/Unit Issuance Costs	—	(1,319)	—	(1,319)
Net Income Available to Common Shareholders	$4,207	$9,089	$8,160	$3,428

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COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2012

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
	Three Months Ended		Twelve Months Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Income (Loss) per Share - Basic
Continuing Operations	$(0.23)	$0.09	$(0.27)	$(0.30)
Discontinued Operations	0.28	0.01	0.36	0.34
EPS - Basic	$0.05	$0.10	$0.09	$0.04

Income (Loss) per Share - Diluted
Continuing Operations	$(0.23)	$0.09	$(0.27)	$(0.30)
Discontinued Operations	0.28	0.01	0.36	0.34
EPS - Diluted	$0.05	$0.10	$0.09	$0.04

(1) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(2) For the three months ended December 31, 2012, the Company recorded $17.6 million in charges for loss contingencies related to certain ongoing litigation, a
$3.3 million non-cash impairment charge related to for-sale residential land and a $0.4 million casualty loss due to property damage caused by a fire at one of the
Company's multifamily apartment communities. In addition, during the twelve months ended December 31, 2012, the Company recorded a $0.9 million charge related to warranty claims on for-sale residential units previously sold, a $3.3 million non-cash impairment charge on one of the Company's commercial assets and a $0.4 million non-cash impairment charge related to a joint venture investment consisting of undeveloped land. For the three months ended December 31, 2011, the Company recorded a $3.3 million charge for a loss contingency related to certain litigation. In addition to these charges, for the twelve months ended
December 31, 2011, the Company recorded a $1.5 million charge for a loss contingency related to certain litigation, $0.7 million in casualty losses as a result of property damage at eight multifamily apartment communities and $0.2 million in non-cash impairment charges related to various for-sale project and land outparcel transactions.
(3) Amounts presented in 2012 include $4.1 million of infrastructure costs for a commercial development previously sold. This liability was recorded as a reduction of gains previously recognized on the sale.

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended		Twelve Months Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Basic
Shares	87,454	86,769	87,251	84,142
Operating Partnership Units (OP Units)	7,153	7,191	7,159	7,247
Total Shares & OP Units	94,607	93,960	94,410	91,389

Dilutive Common Share Equivalents	—	241	—	—

Diluted (1)
Shares	87,454	87,010	87,251	84,142
Total Shares & OP Units	94,607	94,201	94,410	91,389

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2012

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended		Twelve Months Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Net Income Available to Common Shareholders	$4,207	$9,089	$8,160	$3,428
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	340	748	662	293
Total	4,547	9,837	8,822	3,721

Adjustments - Consolidated Properties
Depreciation - Real Estate	32,099	31,531	126,222	126,696
Amortization - Real Estate	1,466	2,047	6,613	8,306
Impairment on Depreciable Asset	—	—	3,251	—
Remove: (Gain) Loss on Sale of Property, net of Income Tax and Noncontrolling Interest	(18,530)	(154)	(18,423)	(23,849)
Include: Gain (Loss) on Sale of Undepreciated Property, net of Income Tax and
Noncontrolling Interest	(4,212)	96	(4,339)	102
Total Adjustments - Consolidated	10,823	33,520	113,324	111,255

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	240	1,524	2,699	6,451
Amortization - Real Estate	59	459	843	2,822
Remove: (Gain) Loss on Sale of Property	(10,109)	(18,787)	(32,508)	(18,765)
Total Adjustments - Unconsolidated	(9,810)	(16,804)	(28,966)	(9,492)
Funds from Operations	$5,560	$26,553	$93,180	$105,484

Income Allocated to Participating Securities	(127)	(179)	(719)	(772)
Funds from Operations Available to Common Shareholders and Unitholders	$5,433	$26,374	$92,461	$104,712

FFO per Share
Basic	$0.06	$0.28	$0.98	$1.15
Diluted	$0.06	$0.28	$0.98	$1.15

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before noncontrolling interest (determined in accordance with GAAP), excluding gains (losses) from sales of depreciated property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the
Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and amortization, gains (or losses) from sales of properties and impairment write-downs of depreciable real estate (all of which are based on historical costs which may be of limited relevance in evaluating current performance),
FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company's method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES
	Three Months Ended		Twelve Months Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Divisional Total Revenues
Multifamily - Same Property	$79,277	$75,252	$310,859	$294,800
Multifamily - Non-Same Property (1)	17,060	10,249	56,771	41,247
Commercial	13,003	19,401	62,084	77,850
Total Divisional Revenues	109,340	104,902	429,714	413,897

Less: Unconsolidated Revenue - Multifamily	(291)	(459)	(1,731)	(2,336)
Less: Unconsolidated Revenue - Commercial	(1,148)	(6,129)	(11,500)	(26,046)
Discontinued Operations	(6,512)	(7,091)	(28,651)	(40,173)
Unallocated Corporate Revenue	1,622	2,097	5,712	8,047
Consolidated Revenue Adjusted - '11 Discontinued Operations (2)	103,011	93,320	393,544	353,389
Add: Additional Discontinued Operations Revenue, post filing (3)	—	7,048	—	27,921
Total Consolidated Revenue, per 10-Q/10-K (4)	$103,011	$100,368	$393,544	$381,310

RECONCILIATION OF EXPENSES
	Three Months Ended		Twelve Months Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Divisional Total Expenses
Multifamily - Same Property	$30,470	$29,491	$121,990	$119,247
Multifamily - Non-Same Property (1)	7,811	5,080	25,704	20,756
Commercial	4,315	6,218	20,483	25,076
Total Divisional Expenses	42,596	40,789	168,177	165,079

Less: Unconsolidated Expenses - Multifamily	(135)	(211)	(807)	(1,153)
Less: Unconsolidated Expenses - Commercial	(340)	(2,147)	(4,160)	(8,728)
Discontinued Operations	(2,615)	(3,071)	(11,140)	(17,051)
Total Property Operating Expenses	39,506	35,360	152,070	138,147
Property Management Expense	3,773	2,187	12,858	9,185
General and Administrative Expense	5,507	4,844	22,615	20,439
Management Fees and Other Expenses	1,092	2,386	6,298	8,067
Restructuring Charges	1,848	153	1,848	153
Investment and Development Expenses (5)	653	344	1,285	1,781
Impairment and Other Losses	21,321	3,392	26,013	5,736
Depreciation	32,259	29,085	120,993	113,475
Amortization	1,425	1,804	6,122	7,446
Consolidated Expense Adjusted - '11 Discontinued Operations (2)	107,384	79,555	350,102	304,429
Add: Additional Discontinued Operations Expense, post filing (3)	—	5,316	—	21,376
Total Consolidated Expense, per 10-Q/10-K (4)	$107,384	$84,871	$350,102	$325,805

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COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI
	Three Months Ended		Twelve Months Ended
	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Divisional Total NOI
Multifamily - Same Property	$48,807	$45,761	$188,869	$175,553
Multifamily - Non-Same Property (1)	9,249	5,169	31,067	20,491
Commercial	8,688	13,183	41,601	52,774
Total Divisional NOI	$66,744	$64,113	$261,537	$248,818

Less: Unconsolidated NOI - Multifamily	(156)	(248)	(924)	(1,183)
Less: Unconsolidated NOI - Commercial	(808)	(3,982)	(7,340)	(17,318)
Discontinued Operations	(3,897)	(4,020)	(17,511)	(23,122)
Unallocated Corporate Revenue	1,622	2,097	5,712	8,047
Property Management Expense	(3,773)	(2,187)	(12,858)	(9,185)
General and Administrative Expense	(5,507)	(4,844)	(22,615)	(20,439)
Management Fees and Other Expenses	(1,092)	(2,386)	(6,298)	(8,067)
Restructuring Charges	(1,848)	(153)	(1,848)	(153)
Investment and Development Expenses (5)	(653)	(344)	(1,285)	(1,781)
Impairment and Other Losses	(21,321)	(3,392)	(26,013)	(5,736)
Depreciation	(32,259)	(29,085)	(120,993)	(113,475)
Amortization	(1,425)	(1,804)	(6,122)	(7,446)
Income from Operations	(4,373)	13,765	43,442	48,960
Total Other Income (Expense)	(17,709)	(5,415)	(68,564)	(73,079)
(Loss) Income from Continuing Operations (6)	(22,082)	8,350	(25,122)	(24,119)
Discontinued Operations	—	1,735	—	6,527
(Loss) Income from Continuing Operations, per 10-Q/10-K (4)	$(22,082)	$10,085	$(25,122)	$(17,592)

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or income (loss) from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(6) (Loss) Income from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with ASC 205-20.